Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of July 11, 2014 among AMVAC CHEMICAL CORPORATION, a California corporation (the “Company”), AMERICAN VANGUARD CORPORATION, a Delaware corporation, GEMCHEM, INC., a California corporation, 2110 DAVIE CORPORATION, a California corporation, AVD INTERNATIONAL LLC, a Delaware limited liability company, AMVAC NETHERLANDS B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the law of the Netherlands, AMVAC C.V., a commanditaire vennootschap, organized under the law of the Neverlands, the Lenders party hereto and BANK OF THE WEST, as Agent.

RECITALS

A. Pursuant to a Second Amended and Restated Credit Agreement dated as of June 17, 2013 (as amended or modified from time to time, the “Credit Agreement”) among the Company, the Guarantors, the Designated Borrowers, the Lenders party thereto and the Agent, the Lenders extended and agreed to extend credit to the Borrowers. Capitalized terms used herein which are not otherwise defined shall have the meanings given them in the Credit Agreement.

B. The Borrowers and the Guarantors have requested the Lenders to amend certain provisions of the Credit Agreement, and the Lenders have agreed to do so, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Amendments

(i) Section 8.08(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

(a) Permit the Consolidated Funded Debt Ratio as of the end of any fiscal quarter to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal quarter ending:	Maximum Consolidated Funded Debt Ratio:
Closing Date through June 30, 2014	3.25 to 1.00
July 1, 2014 through September 30, 2014	4.50 to 1.00
October 1, 2014 through December 31, 2014	3.75 to 1.00
January 1, 2015 through March 31, 2015	3.50 to 1.00
April 1, 2015 and thereafter	3.25 to 1.00

(ii) Clause (c) of Section 8.16 of the Credit Agreement is amended and restated in its entirety to read as follows:

(c) American Vanguard and its Subsidiaries may declare cash dividends in any fiscal quarter and pay such cash dividends in the subsequent fiscal quarter to its stockholders in an aggregate amount that, when aggregated with cash dividends paid or payable during the fiscal quarter in which such cash dividend is declared and cash dividends paid during the two fiscal quarters prior to the quarter in which such declaration is made, does not exceed the Consolidated Net Income of American Vanguard and its Subsidiaries for the four fiscal quarters ending immediately prior to the fiscal quarter in which such cash dividends are declared; provided, however, that cash dividends declared in each of the fourth fiscal quarter of 2014 and the first fiscal quarter of 2015 (and payable in the first and second fiscal quarters of 2015, respectively) shall not exceed the greater of (i) the amount otherwise provided in this subsection (c) and (ii) the cash dividends paid in the fiscal quarter ending September 30, 2014.

2. Compliance Certificate. The form of Compliance Certificate appearing as Exhibit D to the Credit Agreement is amended and restated in its entirety to read as set forth on Exhibit D to this Amendment.

3. Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date (the “Amendment Effective Date”) when the Agent determines that the following conditions have been satisfied: (a) the Agent shall have executed and received executed counterparts of this Amendment from each of the Loan Parties and the Required Lenders, by original or electronic transmission (promptly followed by originals), each in form and substance satisfactory to the Agent, (b) all acts and conditions required to be done and performed and to have happened precedent to the execution, delivery and performance of this Amendment and to constitute the same a legal, valid and binding obligation of the parties, enforceable in accordance with its terms shall have been done and performed and shall have happened in due and strict compliance with all applicable laws, (c) all documentation shall be reasonably satisfactory in form and substance to the Agent and its counsel, (d) any upfront and other fees or expenses required to be paid on or before the Amendment Effective Date shall have been paid, and (e) there shall not have occurred and be continuing a Default or Event of Default. The Agent shall notify the Loan Parties of the Amendment Effective Date, and such notice shall be conclusive and binding.

4. Miscellaneous Provisions.

(a) Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and each Lender that each of the representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement and any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(b) Ratification. The Credit Agreement and each of the other Loan Documents, as amended hereby, is hereby ratified and remains in full force and effect.

(c) Entire Agreement. This Amendment embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

(d) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law rules.

(e) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

AMVAC CHEMICAL CORPORATION, as the Company

By:
Name:
Title:

AMERICAN VANGUARD CORPORATION, as a Guarantor

By:
Name:
Title:

GEMCHEM, INC., as a Guarantor

By:
Name:
Title:

2110 DAVIE CORPORATION, as a Guarantor

By:
Name:
Title:

AVD INTERNATIONAL LLC, as a Guarantor

By:
Name:
Title:

AMVAC NETHERLANDS B.V., as a Designated Borrower and as a Guarantor

Name:	A.P.M. de Jong
Title:	Managing Director

AMVAC C.V., as a Designated Borrower and as a Guarantor

By: AMVAC Chemical Corporation, General Partner

By:
Name:
Title:

BANK OF THE WEST, as Agent

By:
Name:
Title:

BANK OF THE WEST, as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

BMO HARRIS FINANCING, INC., as Lender

By:
Name:
Title:

WELLS FARGO BANK, N.A., as Lender

By:
Name:
Title:

UNION BANK, N.A., as Lender

By:
Name:
Title:

AGSTAR FINANCIAL SERVICES, PCA, as Lender

By:
Name:
Title:

GREENSTONE FARM CREDIT SERVICES, ACA, FLCA as Lender

By:
Name:
Title: